Exhibit 32.01

                          CERTIFICATION OF 10-Q REPORT

                                       OF

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.

                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

1. The undersigned are the Chief Executive Officer and the Chief Financial Officer of Birner Dental Management Services, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the 10-Q Report of Birner Dental Management Services, Inc. for the quarter and nine months ended September 30, 2003.

2. We certify that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Birner Dental Management Services, Inc.

                         This Certification is executed as of November 12, 2003.

                                     By:    /s/ Frederic W.J. Birner
                                            ------------------------------------
                                   Name:    Frederic W.J. Birner
                                  Title:    Chairman of the Board,
                                            Chief Executive Officer and Director
                                            (Principal Executive Officer)



                                     By:    /s/ Dennis N. Genty
                                            ------------------------------------
                                   Name:    Dennis N. Genty
                                  Title:    Chief Financial Officer, Secretary,
                                            Treasurer and Director
                                            (Principal Financial and
                                            Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signatures that appear in the typed form within the electronic version of this written statement required by Section 906, has been provided to Birner Dental Management Services, Inc. and will be retained by Birner Dental Management Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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